Exhibit 10.8

EXECUTION VERSION

CONSENT, WAIVER, AMENDMENT AND EXCHANGE AGREEMENT

CONSENT, WAIVER, AMENDMENT AND EXCHANGE AGREEMENT (this “Agreement”), dated as of August 5, 2005, by and between Modtech Holdings, Inc., a Delaware corporation, with headquarters located at 2830 Barrett Avenue, Perris, California 92571 (the “Company”), and Amphora Limited, a Cayman Islands company (the “Investor”).

WHEREAS:

A. The Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of December 30, 2004 (the “Existing Securities Purchase Agreement”), pursuant to which, among other things, the Investor purchased from the Company a Senior Subordinated Secured Convertible Note in the original principal amount of $25,000,000 (the “Existing Note”), which is convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in accordance with the terms thereof (the Existing Note as converted, the “Existing Conversion Shares”), in accordance with the terms thereof.

B. Contemporaneously with the execution and delivery of the Existing Securities Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement, dated as of December 30, 2004 (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

C. The Company, the Investor and certain other buyers (collectively, the “Buyers”) are entering into a Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), pursuant to which, among other things, the Buyers are purchasing from the Company shares of Common Stock and warrants to purchase additional shares of Common Stock (the “Transaction”).

D. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the Investor shall exchange its Existing Note for an Amended and Restated Senior Subordinated Secured Convertible Note in the form attached hereto as Exhibit A (the “Replacement Note”), which shall be convertible into Common Stock (as converted, the “Replacement Conversion Shares”), in accordance with the terms thereof and a related warrant in the form attached hereto as Exhibit B (the “Additional Warrant”) exercisable into shares of Common Stock (the “Additional Warrant Shares”), (ii) the Investor shall waive certain existing Events of Default arising from the Company’s breach of certain financial covenants under the Existing Note, (iii) the Investor shall consent to the “Fortress Amendment and Waiver” (as defined below) and the Transaction, (iv) the Investor shall waive the Registration Delay Payments (as defined in the Registration Rights Agreement) that are due and payable by the Company to the Investor as of the date hereof, and (iv) the Existing Note shall be amended and restated to, among other thereof, increase the principal amount thereof by $900,000, and to revise certain defined terms and financial covenants set forth therein.

E. The exchange of the Existing Note for the Replacement Note is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

F. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement or the Replacement Note, as the case may be. The term “Events of Default” shall have the meaning ascribed to it under the Existing Note and “Existing Transaction Documents” as defined below

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:

1.	CONSENT AND WAIVERS.

(a) Credit Facility. Reference is made to: (i) the Financing Agreement, dated as of February 25, 2005 (the “Financing Agreement”), among the Company, as borrower, the lenders from time to time party thereto, and Fortress Credit Corp., as collateral agent and administrative agent for such lenders, and (ii) the First Amendment and Waiver of Financing Agreement, dated as of August 5, 2005 (the “Fortress Amendment and Waiver”), by and among each of the lenders that from time to time party thereto, Fortress Credit Corp., as collateral agent and administrative agent for such lenders.

(b) Consent and Waiver. Subject to satisfaction (or waiver) of the conditions to the “Closing” (as hereinafter defined), as set forth in Sections 5 and 6 below, upon the occurrence of the Closing, the Investor hereby:

(i) consents to and acknowledges the terms of the Fortress Amendment and Waiver and the matters set forth therein;

(ii) waives the following:

(A) the Company’s non-compliance prior to the date hereof with each of the financial covenants set forth or incorporated by reference into Section 15(e) of the Existing Note, and any breach, default or Event of Default that has occurred under the Existing Note, the Existing Purchase Agreement or any of the other “Transaction Documents” (as defined in the Existing Purchase Agreement; collectively, the “Existing Transaction Documents”), (1) solely as a result of such non-compliance and, if applicable, the passage of time, the giving of notice, or both, or (2) the execution, delivery and performance of the Fortress Amendment and Waiver by the Company;

(B) the Company’s failure prior to the date hereof to timely file any and all reports required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as required by Section 4(c) of the Existing Securities Purchase Agreement and Section 8 of the Registration Rights Agreement, and any breach, default or Event of Default that (prior to the date hereof, with or without the passage of time, the giving of notice, or both) has occurred under the Existing Note, the Existing Purchase Agreement or any of the other Existing Transaction Documents, solely as a result of any such failure to file; and

(C) the Company’s failure to (i) timely file, obtain and maintain the effectiveness of the Registration Statement as required by the Registration Rights Agreement, and (ii) perform the related obligations set forth in Section 3 of the Registration Rights Agreement, and any breach, default or Event of Default that has occurred under the Existing Note, the Existing Purchase Agreement or any of the other Existing Transaction Documents solely as a result of such failure or non-performance and, if applicable, the passage of time, the giving of notice, or both; provided, that the Company shall have no further obligation under the existing Registration Rights Agreement to file, obtain or maintain the effectiveness of a registration statement or perform any other obligations thereunder, all such obligations being set forth in an Amended and Restated Registration Rights Agreement dated as of the date hereof.

(iii) consents to the consummation of the Transaction in accordance with the terms and conditions set forth in the Securities Purchase Agreement and each related transaction document, and

(iv) waives the right to receive any Registration Delay Payments that are due and payable as of the date hereof pursuant to the terms of Section 2(g) of the Registration Rights Agreement, and any Event of Default that would arise under the Existing Note solely as a result of the failure to make any such Registration Delay Payment.

(c) Default Rate. Notwithstanding the foregoing waivers and consents, and notwithstanding anything else to the contrary set forth herein or in the Existing Note, the Replacement Note or any other Existing Transaction Document, the Company and the Investor hereby acknowledge and agree that, as of and since June 5, 2005, one or more Events of Default have occurred and, as a result of the occurrence thereof, the Interest Rate under the Existing Note was increased to the Default Rate in accordance with the terms thereof, and from June 5, 2005 through (and including) June 23, 2005, Interest on the outstanding Principal balance of the Existing Note has accrued at the Default Rate in the amount of $68,750.00 and, as of the date hereof, Interest is no longer accruing at the Default Rate and has not accrued at that rate since June 23, 2005.

2.	EXCHANGE OF NOTE.

(a) Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Investor shall surrender to the Company at the closing contemplated by this Agreement (the “Closing”) the Existing Note, and the Company shall issue and deliver to the Investor the Replacement Note and the Additional Warrant.

(b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York Time, on August 5, 2005, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

3.	AMENDMENTS TO EXISTING SECURITIES PURCHASE AGREEMENT.

The Existing Securities Purchase Agreement is hereby amended as follows:

(a) All references to “Notes” shall mean, and are hereby replaced with, the “Replacement Notes”;

(b) All references to “Conversion Shares” shall mean, and are hereby replaced with, the “Replacement Conversion Shares”;

(c) The defined term “Warrants” is hereby amended to include the Additional Warrant;

(d) The defined term “Warrant Shares” is hereby amended to include the Additional Warrant Shares; and

(e) The defined term “Transaction Documents” therein is hereby amended to include this Agreement, the Replacement Notes and the Additional Warrant.

4.	REPRESENTATIONS AND WARRANTIES

(a) Investor Representations. The Investor hereby represents and warrants to the Company as set forth in Sections 2(a) through 2(i) of the Existing Securities Purchase Agreement, as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

(b) Company Representations. The Company represents and warrants to the Investor as set forth in Section 3 of the Existing Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

(c) Defined Terms. For purposes of this Section 4, the defined term “Transaction Documents” in the Existing Securities Purchase Agreement shall include this Agreement, the Replacement Note and the Additional Warrant.

5.	CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a) The Investor shall have executed this Agreement and delivered the same to the Company.

(b) The Investor shall have executed the Securities Purchase Agreement, and any related transaction documents to which it is a party thereto, and delivered the same to the Company.

(c) The Investor shall have delivered to the Company its Existing Note for cancellation.

(d) The representations and warranties of the Investor in Section 3(a) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

6.	CONDITIONS TO INVESTOR’S OBLIGATIONS HEREUNDER.

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed this Agreement and delivered the same to the Investor.

(b) The Company and the other Buyers party thereto shall have executed the Securities Purchase Agreement, and any related transaction documents thereto, and delivered the same to the Investor.

(c) The Company and Fortress Credit Corp. shall have executed the Fortress Amendment and Waiver and a copy thereof shall have been delivered to the Investor.

(d) The Company shall have executed and delivered to the Investor the Replacement Note and the Additional Warrant being issued to the Investor at the Closing.

(e) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby.

(f) The representations and warranties of the Company in Section 3(b) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

(g) The Company and each of Charles Gwirtsman, Charles McGettigan, Jon D. Gruber, J. Patterson McBaine, Gruber & McBaine Capital Management and Peninsula Capital Management shall have executed a voting agreement, substantially in the form attached hereto as Exhibit C, and each shall have delivered the same to the Investor.

(h) The Company shall have delivered to the Investor a letter from the Company that is acknowledged and agreed to by the Company’s transfer agent acknowledging that the Irrevocable Transfer Agent Instructions dated December 30, 2004 shall also apply to the Replacement Conversion Shares and Additional Warrant Shares.

7.	MISCELLANEOUS.

(a) Expenses. The Company shall, upon execution of this Agreement, reimburse the Investor for reasonable legal expenses incurred in connection with the execution of this Agreement and any and all documents executed in connection therewith.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h) Reaffirmation. The Company hereby: (a) confirms and agrees that, except as expressly amended or modified hereby, the Existing Securities Purchase Agreement and each other Existing Transaction Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date all references in any such Existing Transaction Document to “the Note”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Note shall mean the Replacement Note; and (b) confirms and agrees that to the extent that any such Existing Transaction Document purports to assign or pledge to the Amphora Limited, in its capacity as collateral agent (the “Collateral Agent”) for the Investor and the holders of the Securities, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Existing Note and any other Existing Transaction Document, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the Replacement Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

MODTECH HOLDINGS, INC.

By:	/s/ DENNIS SHOGREN
Name: Dennis Shogren
Title: Chief Financial Officer

[Signature Page to Consent, Waiver, Amendment and Exchange Agreement]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

AMPHORA LIMITED
	By:	Amaranth Advisors, L.L.C., its Trading Advisor

By:	/s/ KARL J. WACHTER
Name: Karl J. Wachter
Title: Authorized Signatory

[Signature Page to Consent, Waiver, Amendment and Exchange Agreement]

EXHIBIT A

FORM OF REPLACEMENT NOTE

EXHIBIT B

FORM OF ADDITIONAL WARRANT

EXHIBIT C

FORM OF VOTING AGREEMENT